SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                                 -------------

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): April 18, 2001



                       MORGAN STANLEY DEAN WITTER & CO.
            (Exact name of Registrant as specified in its Charter)

                                   Delaware
                           (State of Incorporation)

                   1-11758                                36-3145972
           (Commission File Number)                (IRS Employer Id. Number)


                1585 Broadway                                10036
              New York, New York                          (Zip Code)
   (Address of principal executive offices)

                                (212) 761-4000
             (Registrant's telephone number, including area code)

                                Not Applicable
         (Former Name or Former Address, If Changed Since Last Report)

Item 5.           Other Events

         An exhibit is filed herewith in connection with the Registration Statement on Form S-3 (File No. 333-47576) of Morgan Stanley Dean Witter & Co. (the "Company").

         On April 18, 2001, the Company executed an Underwriting Agreement (the "Underwriting Agreement") with Morgan Stanley & Co. Incorporated, ABN AMRO Bank N.V., Banca Commerciale Italiana, Bank of America Securities Ltd, Banc One Capital Markets, Inc., Barclays Bank plc, Commerzbank Aktiengesellschaft, Credit Lyonnais, Danske Bank A/S, Deutsche Bank AG London, Dresdner Kleinwort Benson North America LLC, HSBC Securities (USA) Inc.,
Banque Bruxelles Lambert S.A., KBC Bank NV, Royal Bank of Canada Europe Limited, Unibank A/S and Westdeutsche Landesbank Girozentrale. Pursuant to the Underwriting Agreement, the Company will issue $3,500,000,000 in aggregate principal amount of 6.10% Notes Due 2006 (the "6.10% Notes") and $2,500,000,000 in aggregate principal amount of 6.75% Notes Due 2011 (the "6.75% Notes"). The form of 6.10% Notes and form of 6.75% Notes are filed as exhibits hereto.

Item 7.  Financial Statement, Pro Forma Financial Information and Exhibits

         (a)      Not Applicable

         (b)      Not Applicable

         (c)      4(y)  Form of 6.10% Notes Due 2006 of Morgan Stanley Dean
                        Witter & Co.

                  4(z) Form of 6.75% Notes Due 2011 of Morgan Stanley Dean Witter & Co.

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      MORGAN STANLEY DEAN WITTER & CO.


                                  By:  /s/ Ronald T. Carman
                                     --------------------------------------
                                     Name:  Ronald T. Carman
                                     Title:  Assistant Secretary


Date:  April 23, 2001

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549



                       MORGAN STANLEY DEAN WITTER & CO.


                                   EXHIBITS
                             TO CURRENT REPORT ON
                         FORM 8-K DATED APRIL 18, 2001




                                              Commission File Number 1-11758

Exhibit No.    Description
-----------    -----------

4(y)           Form of Morgan Stanley Dean Witter & Co.'s 6.10% Notes Due 2006

4(z)           Form of Morgan Stanley Dean Witter & Co.'s 6.75% Notes Due 2011

                                                                 Exhibit 4(y)

                        FORM OF FIXED RATE SENIOR NOTE

REGISTERED                                                REGISTERED No.
U.S.$                                                     CUSIP:
                                                          ISIN:

                                                          COMMON CODE:

         Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Issuer (as defined below) or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC) ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

         Unless and until it is exchanged in whole or in part for Securities in definitive registered form, this certificate may not be transferred except as a whole by DTC to a nominee of DTC or by a nominee of DTC to DTC or another nominee of DTC or by DTC or any such nominee to a successor Depositary or a nominee of such successor Depositary.

                       MORGAN STANLEY DEAN WITTER & CO.
                             6.10% NOTE DUE 2006

         Morgan Stanley Dean Witter & Co., a Delaware corporation (together with its successors and assigns, the "Issuer"), for value received, hereby promises to pay to Cede & Co., or registered assignees, the principal sum of
               United States Dollars (U.S.$               ) on
(the "Maturity Date"), and to pay interest thereon at the rate of 6.10% per
annum from               until the principal hereof is paid or duly made
available for payment, semiannually in arrears on the 15th day of April and October in each year (each such date, an "Interest Payment Date") commencing on
                 , and on the Maturity Date.

         Reference  is  hereby  made  to  the  further   provisions   of  this
certificate set forth on the succeeding pages hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         IN WITNESS WHEREOF, Morgan Stanley Dean Witter & Co. has caused this Registered Global Security to be duly executed under its corporate seal.

DATED:                                   MORGAN STANLEY DEAN WITTER & CO.




                                         By:
                                            -----------------------------------
                                               Name:
                                               Title:



TRUSTEE'S CERTIFICATE
      OF AUTHENTICATION

This is one of the Securities referred to in the within-mentioned Senior
Indenture.

THE CHASE MANHATTAN BANK,
      as Trustee

By:
   -------------------------------------
      Authorized Officer

                              Reverse of Security

         Interest on this Registered Global Security (as described below) will accrue from and including the most recent Interest Payment Date to which interest has been paid or duly provided for, or, if no interest has been paid or duly provided for, from and including April 23, 2001, until, but excluding, the date the principal hereof has been paid or duly made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will be paid to the person in whose name this Registered Global Security (or one or more predecessor Registered Global Securities) is registered at the close of business on the first day of the month in which such Interest Payment Date occurs (whether or not a Business Day (as defined below)) (each such date, a "Record Date"). As used herein, "Business Day" means any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which banking institutions are authorized or required by law or regulation to close in The City of New York. Interest shall be computed on the basis of a 360-day year of twelve 30-day months. Interest payments on this Registered Global Security will include interest accrued to but excluding the Interest Payment Dates or the Maturity Date, as the case may be.

         In the case where an Interest Payment Date or the Maturity Date does not fall on a Business Day, payment of interest, premium, if any, or principal otherwise payable on such date need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the Interest Payment Date or the Maturity Date, and no interest on such payment shall accrue for the period from and after the Interest Payment Date or the Maturity Date to such next succeeding Business Day.

         Payment of the principal of this Registered Global Security and the interest due on the Maturity Date will be made upon surrender of this Registered Global Security at the office or agency of the Issuer maintained for that purpose in the Borough of Manhattan, The City of New York, or at such other paying agency as the Issuer may determine. Payment of the principal of and interest on this Registered Global Security will be made in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Issuer, interest may be paid by wire transfer or by mailing checks for such interest payable to or upon the written order of such Holder at its last address as it appears on the registry books of the Issuer.

         This Registered Global Security is one of the duly authorized debt securities of the Issuer (the "Securities" and, individually, a "Security") issued or to be issued under and pursuant to an Amended and Restated Senior Indenture dated as of May 1, 1999, between the Issuer and The Chase Manhattan Bank, as Trustee (the "Trustee," which term includes any successor Trustee under the Senior Indenture) (as may be amended or supplemented from time to time, the "Senior Indenture"), to which Senior Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities of the Issuer, the Trustee and Holders of the Securities and the terms upon which the Securities are, and are to be, authenticated and delivered. The terms of the Senior Indenture are hereby incorporated by reference herein. The Securities may be issued in one or more series, which different series may be issued in various aggregate principal amounts, may mature at different times, may bear interest (if any) at different rates, may be subject to different redemption or repayment provisions (if any), may be subject to different sinking, purchase or analogous funds (if any) and may otherwise vary as provided in the Senior Indenture. This security is a Registered Global Security of a series of Securities designated as the 6.10% Notes Due 2006 of the Issuer (the "Notes").

         The Notes will not be subject to any sinking fund and will not be redeemable at the option of the Issuer or repayable at the option of the Holder prior to maturity.

         This Registered Global Security and all obligations of the Issuer hereunder are direct, unsecured obligations of the Issuer and rank without preference or priority among themselves and pari passu with all other existing and future unsecured and unsubordinated indebtedness of the Issuer, subject to certain statutory exceptions in the event of liquidation upon insolvency.

         This Registered Global Security, and any Registered Global Security or Registered Global Securities issued upon transfer or exchange hereof, is issuable only in fully registered form, without coupons, and in denominations of U.S. $1,000 and any integral multiple of U.S. $1,000 in excess thereof.

         The Trustee has been appointed registrar for the Notes, and the Trustee will maintain at its office in the Borough of Manhattan, The City of New York, a register for the registration and transfer of Notes. Subject to the limitations, terms and conditions set forth herein and in the Senior Indenture, this Registered Global Security may be transferred at the aforesaid office of the Trustee by surrendering this Registered Global Security for cancellation, and thereupon the Issuer shall execute and the Trustee shall authenticate and deliver in the name of the transferee or transferees, in exchange herefor, a new Registered Global Security or Registered Global Securities having identical terms and provisions and having a like aggregate principal amount in authorized denominations. Upon the occurrence of certain events specified in Section 2.08 of the Senior Indenture, this Registered Global Security is exchangeable at the office of the Trustee for definitive registered Notes without coupons of authorized denominations in an equal aggregate principal amount and having identical terms and provisions as the surrendered Registered Global Security.

         All Registered Global Securities surrendered for transfer or exchange shall be duly endorsed by, or be accompanied by a written instrument or instruments of transfer in form satisfactory to, the Issuer and the Trustee and executed by the registered Holder or by the Holder's attorney duly authorized in writing. The Issuer may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such exchange or registration of transfer.

         In case an Event of Default, as defined in the Senior Indenture, with respect to the Notes shall have occurred and be continuing, the principal hereof may be declared, and upon such declaration shall become, due and payable, in the manner, with the effect and subject to the conditions provided in the Senior Indenture.

         The Senior Indenture contains provisions permitting the Issuer and the Trustee, with the consent of the Holders of not less than a majority in aggregate principal amount of the Securities of all series issued under such Senior Indenture then Outstanding and affected, voting as one class, to add any provisions to, or change in any manner or eliminate any of the provisions of, such Senior Indenture or modify in any manner the rights of the Holders of the Securities of each series so affected; provided that the Issuer and the Trustee may not, without the consent of the Holder of each outstanding Security affected thereby, (i) extend the final maturity of any Security, or reduce the principal amount thereof, or reduce the rate or extend the time of payment of interest thereon, or reduce any amount payable on redemption or repayment thereof, or change the currency of payment thereof, or reduce the amount of any original issue discount security payable upon acceleration or provable in bankruptcy, or impair or affect the rights of any Holder to institute suit for the payment thereof or (ii) reduce the aforesaid percentage in principal amount of Securities of any series issued under such Senior Indenture, the consent of the Holders of which is required for any such modification. It is also provided in the Senior Indenture that, with respect to certain defaults or Events of Default regarding the Securities of any series, prior to any declaration accelerating the maturity of such Securities, the Holders of a majority in aggregate principal amount Outstanding of the Securities of all series with respect to which an Event of Default shall have occurred and be continuing (voting as a single class) may, on behalf of the Holders of all such Securities, waive any such past default or Event of Default and its consequences. The preceding sentence shall not, however, apply to any default in the payment of the principal of or interest on any of the Securities. Any such consent or waiver by the Holder of this Registered Global Security (unless revoked as provided in the Senior Indenture) shall be conclusive and binding upon such Holder and upon all future Holders and owners of this Registered Global Security and any Securities which may be issued in exchange or substitution herefor or on registration of transfer hereof, irrespective of whether or not any notation thereof is made upon this Registered Global Security or such other Securities.

         No provision of this Registered Global Security or of the Senior Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of, premium, if any, and interest on this Registered Global Security at the time, place and rate, and in the coin or currency, herein prescribed unless otherwise agreed between the Issuer and the registered Holder of this Registered Global Security.

         The Issuer, the Trustee and any agent of the Issuer or the Trustee may deem and treat the registered Holder hereof as the absolute owner of this Registered Global Security (whether or not this Registered Global Security shall be overdue and notwithstanding any notation of ownership or other writing hereon), for the purpose of receiving payment of, or on account of, the principal hereof and, subject to the provisions on the face hereof, interest hereon, and for all other purposes, and none of the Issuer, the Trustee or any agent of the Issuer or the Trustee shall be affected by any notice to the contrary.

         No recourse under or upon any obligation, covenant or agreement of the Issuer in the Senior Indenture or any indenture supplemental thereto or in any Security, or because of the creation of any indebtedness represented thereby, shall be had against any incorporator, stockholder, officer or director, as such, past, present or future, of the Issuer or of any successor corporation, either directly or through the Issuer or any successor corporation, under any rule of law, statute or constitutional provision or by the enforcement of penalty or assessment or by any legal or equitable proceeding or otherwise, all such liability being expressly waived and released by the acceptance hereof and as part of the consideration for the issue hereof.

         This Registered Global Security shall for all purposes be governed by, and construed in accordance with, the laws of the State of New York.

         All terms used in this Registered Global Security, which are defined in the Senior Indenture and not otherwise defined herein, shall have the meanings assigned to them in the Senior Indenture.

         Unless the certificate of authentication hereon has been executed by the Trustee by manual signature, this Registered Global Security shall not be entitled to any benefit under the Senior Indenture or be valid or obligatory for any purpose.

         FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto





-----------------------------------------------
[PLEASE INSERT SOCIAL SECURITY OR OTHER
     IDENTIFYING NUMBER OF ASSIGNEE]


------------------------------------------------------------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------
[PLEASE PRINT OR TYPE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE]

the within Registered Global Security, and all rights thereunder, hereby irrevocably constituting and appointing


------------------------------------------------------------------------------
attorney to transfer such security on the books of the Issuer, with full power of substitution in the premises.

Dated:                                   Signature:
      --------------------------------              --------------------------

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within Registered Global Security in every particular without alteration or enlargement or any change whatsoever.

                                                                  Exhibit 4(z)

                        FORM OF FIXED RATE SENIOR NOTE

REGISTERED                                                 REGISTERED No.
U.S.$                                                      CUSIP:
                                                           ISIN:

                                                           COMMON CODE:

         Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Issuer (as defined below) or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC) ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

         Unless and until it is exchanged in whole or in part for Securities in definitive registered form, this certificate may not be transferred except as a whole by DTC to a nominee of DTC or by a nominee of DTC to DTC or another nominee of DTC or by DTC or any such nominee to a successor Depositary or a nominee of such successor Depositary.

                       MORGAN STANLEY DEAN WITTER & CO.
                             6.75% NOTE DUE 2011

         Morgan Stanley Dean Witter & Co., a Delaware corporation (together with its successors and assigns, the "Issuer"), for value received, hereby promises to pay to Cede & Co., or registered assignees, the principal sum of
                  United States Dollars (U.S.$            ) on
(the "Maturity  Date") (except to the extent redeemed prior to the Maturity
Date), and to pay interest thereon at the rate of 6.75% per annum from until the principal hereof is paid or duly made available for payment, semiannually in arrears on the 15th day of April and October in each year
(each such date, an "Interest Payment Date") commencing on         , and on the
Maturity Date.

         Reference  is  hereby  made  to  the  further   provisions   of  this
certificate set forth on the succeeding pages hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         IN WITNESS WHEREOF, Morgan Stanley Dean Witter & Co. has caused this Registered Global Security to be duly executed under its corporate seal.


DATED:                            MORGAN STANLEY DEAN WITTER & CO.




                                  By:
                                     -----------------------------------------
                                        Name:
                                        Title:




TRUSTEE'S CERTIFICATE
      OF AUTHENTICATION

This is one of the Securities referred to in the within-mentioned Senior Indenture.

THE CHASE MANHATTAN BANK,
      as Trustee

By:
   ---------------------------------------------------------------
      Authorized Officer

                              Reverse of Security

         Interest on this Registered Global Security (as described below) will accrue from and including the most recent Interest Payment Date to which interest has been paid or duly provided for, or, if no interest has been paid or duly provided for, from and including April 23, 2001, until, but excluding, the date the principal hereof has been paid or duly made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will be paid to the person in whose name this Registered Global Security (or one or more predecessor Registered Global Securities) is registered at the close of business on the first day of the month in which such Interest Payment Date occurs (whether or not a Business Day (as defined below)) (each such date, a "Record Date"). As used herein, "Business Day" means any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which banking institutions are authorized or required by law or regulation to close in the City of New York. Interest shall be computed on the basis of a 360-day year of twelve 30-day months. Interest payments on this Registered Global Security will include interest accrued to but excluding the Interest Payment Dates or the Maturity Date (or any earlier redemption date), as the case may be.

         In the case where an Interest Payment Date or the Maturity Date (or any redemption date) does not fall on a Business Day, payment of interest, premium, if any, or principal otherwise payable on such date need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the Interest Payment Date or the Maturity Date (or any such redemption date), and no interest on such payment shall accrue for the period from and after the Interest Payment Date or the Maturity Date (or any such redemption date) to such next succeeding Business Day.

         Payment of the principal of this Registered Global Security, any premium and the interest due on the Maturity Date or on any redemption date will be made upon surrender of this Registered Global Security at the office or agency of the Issuer maintained for that purpose in the Borough of Manhattan, The City of New York, or at such other paying agency as the Issuer may determine. Payment of the principal of and interest on this Registered Global Security will be made in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Issuer, interest may be paid by wire transfer or by mailing checks for such interest payable to or upon the written order of such Holder at its last address as it appears on the registry books of the Issuer.

         This Registered Global Security is one of the duly authorized debt securities of the Issuer (the "Securities" and, individually, a "Security") issued or to be issued under and pursuant to an Amended and Restated Senior Indenture dated as of May 1, 1999, between the Issuer and The Chase Manhattan Bank, as Trustee (the "Trustee," which term includes any successor Trustee under the Senior Indenture) (as may be amended or supplemented from time to time, the "Senior Indenture"), to which Senior Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities of the Issuer, the Trustee and Holders of the Securities and the terms upon which the Securities are, and are to be, authenticated and delivered. The terms of the Senior Indenture are hereby incorporated by reference herein. The Securities may be issued in one or more series, which different series may be issued in various aggregate principal amounts, may mature at different times, may bear interest (if any) at different rates, may be subject to different redemption or repayment provisions (if any), may be subject to different sinking, purchase or analogous funds (if any) and may otherwise vary as provided in the Senior Indenture. This security is a Registered Global Security of a series of Securities designated as the 6.75% Notes Due 2011 of the Issuer (the "Notes").

         The Notes will not be subject to any sinking fund and will not be repayable at the option of the Holder prior to maturity. The Notes may be redeemed in whole or in part at the option of the Issuer at any time prior to the Maturity Date, upon the giving of a notice of redemption as described below, at the Redemption Price (as defined below), together with interest accrued and unpaid hereon to the date of redemption. Notice of redemption shall be mailed to the registered holders of the Registered Global Securities designated for redemption by first-class mail at their addresses as the same shall appear on the registry of the Issuer not less than 30 nor more than 60 days prior to the date fixed for redemption, subject to all the conditions and provisions of the Senior Indenture. In the event of redemption of this Registered Global Security in part only, a new Registered Global Security or Registered Global Securities for the amount of the unredeemed portion hereof shall be issued in the name of the holder hereof upon the cancellation hereof.

         The "Redemption Price" as to any date of redemption shall be equal to the greater of (i) 100% of the principal amount of the Notes to be redeemed on such redemption date and (ii) the sum of the present values of the remaining scheduled payments of principal and interest on the Notes to be redeemed on such redemption date (not including any portion of such payments of interest accrued to the redemption date) discounted to the redemption date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as defined below) calculated as of the third Business Day immediately preceding the applicable redemption date (the "Calculation Date") plus 20 basis points. The Issuer shall give the Trustee notice of the amount of the applicable Redemption Price promptly after the calculation thereof, and the Trustee shall have no responsibility for such calculation.

         The "Treasury Rate" with respect to any Calculation Date shall be (i) the yield, under the heading that represents the average for the immediately preceding week, appearing in the most recently published statistical release designated "H.15(519)" or any successor publication that is published weekly by the Board of Governors of the Federal Reserve System and that establishes yields on actively traded U.S. Treasury securities adjusted to constant maturity under the caption "Treasury Constant Maturities," for the maturity corresponding to the Comparable Treasury Issue (as defined below); provided that if no maturity is within three months before or after the Remaining Life (as defined below), yields for the two published maturities most closely corresponding to the Comparable Treasury Issue will be determined and the Treasury Rate will be interpolated or extrapolated from such yields on a straight line basis, rounding to the nearest month; or (ii) if such release (or any successor release) is not published during the week preceding the Calculation Date or does not contain such yields, the rate per annum equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue calculated using a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Calculation Date.

         "Comparable Treasury Issue" means the U.S. Treasury security selected by the Calculation Agent (as defined below) as having a maturity comparable to the remaining term ("Remaining Life") of the Notes to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of such Notes.

         "Comparable Treasury Price" means (1) the average of five Reference Treasury Dealer Quotations (as defined below) for such redemption date, after excluding the highest and lowest Reference Treasury Dealer Quotations, or (2) if the Calculation Agent obtains fewer than five such Reference Treasury Dealer Quotations, the average of all such quotations.

         "Reference Treasury Dealer Quotations" means, with respect to each Reference Treasury Dealer (as defined below) and any redemption date, the average, as determined by the Calculation Agent, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Calculation Agent at 5:00 p.m., New York City time, on the Calculation Date.

         "Reference Treasury Dealer" means (1) Morgan Stanley & Co. Incorporated and its successors, provided, however, that if the foregoing shall cease to be a primary U.S. government securities dealer in New York City (a "Primary Treasury Dealer"), the Issuer shall substitute therefor another Primary Treasury Dealer, and (2) any other Primary Treasury Dealer selected by the Calculation Agent after consultation with the Issuer.

         "Calculation Agent" means Morgan Stanley & Co. Incorporated, or if that firm is unwilling or unable to select the Comparable Treasury Issue, an investment banking institution of national standing appointed by the Trustee after consultation with the Issuer.

         This Registered Global Security and all obligations of the Issuer hereunder are direct, unsecured obligations of the Issuer and rank without preference or priority among themselves and pari passu with all other existing and future unsecured and unsubordinated indebtedness of the Issuer, subject to certain statutory exceptions in the event of liquidation upon insolvency.

         This Registered Global Security, and any Registered Global Security or Registered Global Securities issued upon transfer or exchange hereof, is issuable only in fully registered form, without coupons, and in denominations of U.S. $1,000 and any integral multiple of U.S. $1,000 in excess thereof.

         The Trustee has been appointed registrar for the Notes, and the Trustee will maintain at its office in the Borough of Manhattan, The City of New York, a register for the registration and transfer of Notes. Subject to the limitations, terms and conditions set forth herein and in the Senior Indenture, this Registered Global Security may be transferred at the aforesaid office of the Trustee by surrendering this Registered Global Security for cancellation, and thereupon the Issuer shall execute and the Trustee shall authenticate and deliver in the name of the transferee or transferees, in exchange herefor, a new Registered Global Security or Registered Global Securities having identical terms and provisions and having a like aggregate principal amount in authorized denominations. Upon the occurrence of certain events specified in Section 2.08 of the Senior Indenture, this Registered Global Security is exchangeable at the office of the Trustee for definitive registered Notes without coupons of authorized denominations in an equal aggregate principal amount and having identical terms and provisions as the surrendered Registered Global Security.

         All Registered Global Securities surrendered for transfer or exchange shall be duly endorsed by, or be accompanied by a written instrument or instruments of transfer in form satisfactory to, the Issuer and the Trustee and executed by the registered Holder or by the Holder's attorney duly authorized in writing. The Issuer may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such exchange or registration of transfer.

         In case an Event of Default, as defined in the Senior Indenture, with respect to the Notes shall have occurred and be continuing, the principal hereof may be declared, and upon such declaration shall become, due and payable, in the manner, with the effect and subject to the conditions provided in the Senior Indenture.

         The Senior Indenture contains provisions permitting the Issuer and the Trustee, with the consent of the Holders of not less than a majority in aggregate principal amount of the Securities of all series issued under such Senior Indenture then Outstanding and affected, voting as one class, to add any provisions to, or change in any manner or eliminate any of the provisions of, such Senior Indenture or modify in any manner the rights of the Holders of the Securities of each series so affected; provided that the Issuer and the Trustee may not, without the consent of the Holder of each outstanding Security affected thereby, (i) extend the final maturity of any Security, or reduce the principal amount thereof, or reduce the rate or extend the time of payment of interest thereon, or reduce any amount payable on redemption or repayment thereof, or change the currency of payment thereof, or reduce the amount of any original issue discount security payable upon acceleration or provable in bankruptcy, or impair or affect the rights of any Holder to institute suit for the payment thereof or (ii) reduce the aforesaid percentage in principal amount of Securities of any series issued under such Senior Indenture, the consent of the Holders of which is required for any such modification. It is also provided in the Senior Indenture that, with respect to certain defaults or Events of Default regarding the Securities of any series, prior to any declaration accelerating the maturity of such Securities, the Holders of a majority in aggregate principal amount Outstanding of the Securities of all series with respect to which an Event of Default shall have occurred and be continuing (voting as a single class) may, on behalf of the Holders of all such Securities, waive any such past default or Event of Default and its consequences. The preceding sentence shall not, however, apply to any default in the payment of the principal of or interest on any of the Securities. Any such consent or waiver by the Holder of this Registered Global Security (unless revoked as provided in the Senior Indenture) shall be conclusive and binding upon such Holder and upon all future Holders and owners of this Registered Global Security and any Securities which may be issued in exchange or substitution herefor or on registration of transfer hereof, irrespective of whether or not any notation thereof is made upon this Registered Global Security or such other Securities.

         No provision of this Registered Global Security or of the Senior Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of, premium, if any, and interest on this Registered Global Security at the time, place and rate, and in the coin or currency, herein prescribed unless otherwise agreed between the Issuer and the registered Holder of this Registered Global Security.

         The Issuer, the Trustee and any agent of the Issuer or the Trustee may deem and treat the registered Holder hereof as the absolute owner of this Registered Global Security (whether or not this Registered Global Security shall be overdue and notwithstanding any notation of ownership or other writing hereon), for the purpose of receiving payment of, or on account of, the principal hereof and, subject to the provisions on the face hereof, interest hereon, and for all other purposes, and none of the Issuer, the Trustee or any agent of the Issuer or the Trustee shall be affected by any notice to the contrary.

         No recourse under or upon any obligation, covenant or agreement of the Issuer in the Senior Indenture or any indenture supplemental thereto or in any Security, or because of the creation of any indebtedness represented thereby, shall be had against any incorporator, stockholder, officer or director, as such, past, present or future, of the Issuer or of any successor corporation, either directly or through the Issuer or any successor corporation, under any rule of law, statute or constitutional provision or by the enforcement of penalty or assessment or by any legal or equitable proceeding or otherwise, all such liability being expressly waived and released by the acceptance hereof and as part of the consideration for the issue hereof.

         This Registered Global Security shall for all purposes be governed by, and construed in accordance with, the laws of the State of New York.

         All terms used in this Registered Global Security, which are defined in the Senior Indenture and not otherwise defined herein, shall have the meanings assigned to them in the Senior Indenture.

         Unless the certificate of authentication hereon has been executed by the Trustee by manual signature, this Registered Global Security shall not be entitled to any benefit under the Senior Indenture or be valid or obligatory for any purpose.

         FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto





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[PLEASE INSERT SOCIAL SECURITY OR OTHER
     IDENTIFYING NUMBER OF ASSIGNEE]

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 [PLEASE PRINT OR TYPE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE]

the within Registered Global Security, and all rights thereunder, hereby irrevocably constituting and appointing


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attorney to transfer such security on the books of the Issuer, with full power of substitution in the premises.

Dated:                                      Signature:
      ---------------------------------                -----------------------

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within Registered Global Security in every particular without alteration or enlargement or any change whatsoever.